Exhibit 99.1

FOR IMMEDIATE RELEASE

PRIME MERIDIAN ANNOUNCES TRADING ON OTCQX

TALLAHASSEE, FL – August 24, 2015 (GLOBE NEWSWIRE) – Prime Meridian Holding Company (the “Company”), the parent bank holding company for Prime Meridian Bank (the “Bank”), today announced the Company will soon begin trading on the OTC Market exchange OTCQX® under the ticker symbol “PMHG.” Trading of the stock is expected to begin on Monday, August 24, 2015.

Investors will be able to find current financial information and Real-Time Level 2 quotes using the symbol PMHG on www.otcmarkets.com.

FIG Partners LLC, a banking industry specialist, has committed to serve as the Company’s Corporate Broker on OTCQX and provide market making services in the Company’s stock.

FIG Partners LLC is an Atlanta, GA based employee-owned broker/dealer specializing in financial institution stocks. FIG provides market making services to approximately 900 banks, thrifts, and holding companies on both the NASDAQ and OTC Markets.

FIG Partners has assigned Michael Acampora to assist the Company’s shareholders with any questions or inquiries regarding market making or FIG Partners. Mr. Acampora has more than 30 years of experience with banks in the Southeast, with a specific concentration in the state of Florida. Shareholders are advised to contact Mr. Acampora with any questions regarding the buying and selling of the Company’s shares. His contact information is:

Michael Acampora

Senior Vice President

FIG Partners, LLC

Phone: 904-354-0441

Email: macampora@figpartners.com

Prime Meridian Holding Company • P.O. Box 13629 • Tallahassee, Florida 32317

Phone 850.907.2301 • Fax 850.907.2932

About Prime Meridian Holding Company

Headquartered in Tallahassee, Florida, Prime Meridian Holding Company offers a broad range of banking services through its wholly owned subsidiary, Prime Meridian Bank, a Florida state chartered non-member bank. Founded in 2008, the Bank serves its primary market of the Tallahassee Metropolitan Statistical Area, but also serves clients in the North Florida, South Georgia, and South Alabama markets. The Bank currently has two office locations, both in Tallahassee, and will soon open a third branch in Crawfordville, Florida. As of June 30, 2015, the consolidated Company had 52 full time equivalent employees. For more information about Prime Meridian Holding Company, please visit our website at www.investors.primemeridianbank.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, future events and financial performance. Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “is confident that,” and similar expressions are intended to identify these forward-looking statements. Any forward-looking statements contained in this press release are based on the historical performance of the Company and its subsidiary or on the Company’s current plans, estimates, and expectations. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to various risks, uncertainties, and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy, and liquidity. These factors should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and other reports and statements the Company has filed with Securities and Exchange Commission which are available at the SEC’s website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

CONTACT:	Sammie Dixon, President and CEO
(850) 907-2301
Prime Meridian Holding Company
Website: www.primemeridianbank.com

Prime Meridian Holding Company • P.O. Box 13629 • Tallahassee, Florida 32317

Phone 850.907.2301 • Fax 850.907.2932